UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 30, 2006

Date of Report (Date of earliest event reported)

SANMINA-SCI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures

Item 2.02 Results of Operations and Financial Condition

On January 30, 2005, Sanmina-SCI Corporation (the “Company”) issued a press release revising previously released GAAP financial information for the Company’s fiscal quarter ended December 31, 2005.  The revisions to the GAAP financial information are largely related to the cumulative effect of the accounting change with respect to the implementation of SFAS 123R “Share-Based Payment” in the first quarter of the Company’s 2006 fiscal year and related compensation expense.  The text of this press release is furnished herewith as Exhibit 99.1.  The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

In connection with the above referenced press release, the Company also provided revised GAAP condensed consolidated quarterly financial information for the fiscal quarter ended December 31, 2005.  This information is filed with this report on Form 8-K as Exhibit 99.2.  Exhibit 99.2 is filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and therefore may be incorporated by reference into filings under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1                               Text of the Company’s press release dated January 30, 2006 (furnished herewith)

Exhibit 99.2                               GAAP consolidated condensed quarterly financial statements for the Company’s fiscal quarter ended December 31, 2005 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA-SCI CORPORATION

By:

/s/ David L. White
David L. White
Executive Vice President and Chief Financial Officer

Date: January 30, 2006